UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 1, 2014

PINGTAN MARINE ENTERPRISE LTD.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-35192	n/a
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer ID Number)

18/F, Zhongshan Building A No. 154 Hudong Road Fuzhou, PRC, 350001
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: 86-10-6569-3988

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01. Changes in Registrant’s Certifying Accountant

Pingtan Marine Enterprise Ltd. (the “Company”) previously engaged UHY Vocation HK CPA Limited (“UHY”) as its independent auditor for the fiscal year ending December 31, 2013. UHY has served as the independent auditor for the Company since April 14, 2013. On September 1, 2014, the Company’s board of directors accepted the resignation of UHY as its independent registered public accounting firm. The resignation became effective on September 1, 2014.

UHY’s audit reports on the Company’s financial statements for the fiscal years ended December 31, 2013 and 2012 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.

During the Company’s fiscal years ended December 31, 2013 and 2012, and through September 1, 2014, there have been (i) no disagreements with UHY on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to UHY’s satisfaction, would have caused them to make reference to the subject matter in connection with their report on the Company’s financial statements for such years, and (ii) there were no reportable events, as defined in Item 304(a)(1)(v) of Regulation S-K.

On September 1, 2014, the board of directors of the Company authorized the engagement of BDO China Shu Lun Pan Certified Public Accountants LLP (“BDO China”) as the Company’s independent registered public accounting firm effective on September 1, 2014. During the Company’s fiscal years ended December 31, 2013 and 2012 and through the date of this Form 8-K, the Company did not consult BDO China with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements. BDO China did not provide any written report or oral advice to the Company that BDO China concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issues, or any other matters or reportable events listed in Items 304(a)(2)(i) and (ii) of Regulation S-K.

The Company provided UHY with a copy of the disclosures made in this report before this report was filed with the Securities and Exchange Commission. The Company requested that UHY send a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements that are related to UHY, and, the letter from UHY, dated September 3, 2014, is filed as Exhibit 16.1 to this Current Report on Form 8-K.

Exhibit No.	Description
16.1	Letter from UHY Vocation HK CPA Limited to the Securities and Exchange Commission, dated September 3, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Pingtan Marine Enterprise Ltd.

By:	/s/ Roy Yu
	Name:	Roy Yu
	Title:	Chief Financial Officer

Date: September 3, 2014